Subsequent Events	12 Months Ended
Dec. 31, 2022
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

20. SUBSEQUENT EVENTS

Marsprotocol Technologies Pte. Ltd. (the “JV Company”)

On March 3, 2023, in connection with a newly formed joint venture, Bit Digital Singapore Pte. Ltd. and Saving Digital Pte. Ltd. (“SDP”), a wholly owned subsidiary of Mega Matrix Corp., entered into a shareholders’ agreement (the “Shareholders Agreement”) with Marsprotocol Technologies Pte. Ltd., to provide proof-of-stake technology tools for digital assets through the staking platform “MarsProtocol”, an institutional grade non-custodial staking technology (the “Joint Venture”). Through MarsProtocol, the Joint Venture will seek to provide non-custodial staking tools whereby users’ private keys are not stored in its database to ensure the safety of its users’ digital assets. Currently the services will not be available to U.S. residents. Pursuant to the Shareholders Agreement, SDP will own 60% and Bit Digital Singapore will own 40% of the JV Company.

Declaration of dividends on preferred shares

On February 7, 2023, the Board of Directors declared an eight (8%) percent ($800,000) dividend on the preference shares to Geney Development Ltd. (“Geney”). Erke Huang, our Chief Financial Officer, is the President of Geney and the beneficial owner of thirty (30%) percent of the equity of Geney, with the remaining seventy (70%) percent held by Zhaohui Deng, the Company’s Chairman of the Board. As of the date of this report, the Company has fully paid the declared dividends.

Investment in Auros Global Limited (“Auros”)

On February 24, 2023, the Company closed an investment of $2 million in Auros, which is a leading crypto-native algorithmic trading and market making firm that delivers best-in-class liquidity for exchanges and token projects.